UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2023

UGI Corporation
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
460 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-1000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

UGI Corporation Amendment to Revolving Credit Agreement

On May 12, 2023, UGI Corporation (the “Company”) entered into that certain Second Amendment to the Amended and Restated Credit Agreement (the “UGI Amendment”), by and among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which amended the Company’s Amended and Restated Credit Agreement, dated as of May 4, 2021 (as amended, the “UGI Credit Agreement”).

The UGI Amendment provides that the Term SOFR Rate (as defined in the UGI Credit Agreement) shall replace LIBOR as a reference rate. After giving effect to the UGI Amendment, the UGI Credit Agreement shall bear interest at a floating rate of, at the Company’s option, either (x) Term SOFR plus the Applicable Rate (as defined in the UGI Credit Agreement) plus a credit spread adjustment of 0.10%, or (y) the base rate plus the Applicable Rate. The Applicable Rate will be based on the leverage of the Company or credit ratings assigned to certain indebtedness of the Company.

The foregoing description of the UGI Amendment does not purport to be complete and is qualified in its entirety by reference to the UGI Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

UGI Energy Services Amendment to Revolving Credit Agreement

On May 12, 2023, UGI Energy Services, LLC (“UGI Energy Services”), a Pennsylvania limited liability company and an indirect, wholly owned subsidiary of the Company, entered into that certain Second Amendment to the Third Amended and Restated Credit Agreement (the “UGI Energy Services Amendment”), by and among UGI Energy Services, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which amended UGI Energy Services’ Third Amended and Restated Credit Agreement, dated as of March 6, 2020 (as amended, the “UGI Energy Services Credit Agreement”).

The UGI Energy Services Amendment provides that the Term SOFR Rate (as defined in the UGI Energy Services Credit Agreement) shall replace LIBOR as a reference rate. After giving effect to the UGI Energy Services Amendment, the UGI Energy Services Credit Agreement shall bear interest at a floating rate of, at the option of UGI Energy Services, either (x) Term SOFR plus the Applicable Rate (as defined in the UGI Energy Services Credit Agreement) plus a credit spread adjustment of 0.10%, or (y) the base rate plus the Applicable Rate. The Applicable Rate will be based on the leverage of UGI Energy Services.

The foregoing description of the UGI Energy Services Amendment does not purport to be complete and is qualified in its entirety by reference to the UGI Energy Services Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the UGI Amendment and the UGI Energy Services Amendment is hereby incorporated into this Item 2.03 by reference. This description is qualified in its entirety by reference to the full text of the UGI Amendment and the UGI Energy Services Amendment, which are filed as Exhibits 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Second Amendment to the Amended and Restated Credit Agreement, dated as of May 12, 2023, by and among UGI Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
10.2
Second Amendment to the Third Amended and Restated Credit Agreement, dated as of May 12, 2023, by and among UGI Energy Services, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

May 16, 2023	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Assistant Secretary